SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

0-1402
(Commission File Number)

Ohio (State or other jurisdiction of incorporation)	34-1860551 (I.R.S. Employer Identification No.)

22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)

(216) 481-8100
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          99.1 Press Release of Lincoln Electric Holdings, Inc. dated July 20, 2004.

Item 12 Results of Operations and Financial Condition.

On July 20, 2004, Lincoln Electric Holdings, Inc. issued a press release reporting its 2004 second quarter financial results. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference and also made available through the Company’s website at www.lincolnelectric.com. The information in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC
Date: July 20, 2004	By: /s/ Vincent K. Petrella

Vincent K. Petrella Vice President, Chief Financial Officer and Treasurer

LINCOLN ELECTRIC HOLDINGS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Lincoln Electric Holdings, Inc. dated July 20, 2004.